UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
______________
FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2008
AUTOMATIC DATA PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 974-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Automatic Data Processing, Inc., a Delaware corporation (the “Company”), has amended the form of stock option award agreement it will use for grants to employees under its 2000 Stock Option Plan. Material features of the new form of stock option award agreement are as follows:

Vesting Period. Stock option awards will vest over four years.

Continued vesting following certain retirements. An optionholder who retires following the first anniversary of the date of grant and who at the time of retirement satisfies the Company’s conditions for “normal retirement” will continue to vest in his option at the originally scheduled vesting dates. “Normal retirement” means retirement (as defined by the Company) after the age of 55 with 10 years or more of service with the Company or its subsidiaries.

Acceleration for death or disability. Stock options will become fully vested and exercisable upon the death or total and permanent disability of (i) an optionholder who is an active employee, (ii) a former employee who satisfied the Company’s normal retirement criteria or (iii) a former employee who in the previous 12 months retired on or after age 55 with five or more (but less than 10) years of service with the Company and its subsidiaries.

Period for exercise. Options granted under the new form of stock option award shall expire 60 days from the date of termination of the optionholder’s employment with the Company or its subsidiaries, provided, that

(i)

optionholders whose employment terminates due to death or disability will have 12 months to exercise their options, unless such optionholder satisfies the normal retirement criteria, in which case a 36 month period shall apply (subject in all cases to extension in the case of subsequent death);

(ii)	optionholders who retire and satisfy the criteria for normal retirement will have 37 months to exercise their vested options (subject to extension in the case of subsequent death); and
(iii)

optionholders who retire on or after age 55 with at least five but less than 10 years of service will have 12 months following retirement to exercise their options (subject to extension in the case of subsequent death).

In no event will any options remain exercisable following the tenth anniversary of the date of grant.

This summary is qualified in its entirety by reference to the new form of stock option award agreement, which is attached hereto as Exhibit 10.25.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description
10.25	2000 Stock Option Grant Agreement (Form for Employees), for use beginning August 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2008

AUTOMATIC DATA PROCESSING, INC.
By:	/s/ James B. Benson
Name: James B. Benson Title: Vice President

Exhibit Index

Exhibit Number	Description
10.25	2000 Stock Option Grant Agreement (Form for Employees), for use beginning August 14, 2008.